WELLS FAMILY OF REAL ESTATE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                January 12, 1998
                              Revised March 4, 1998



This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Wells Family of Real Estate Funds (the "Trust") dated January 12, 1998. A copy of the Trust's Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st floor, Cincinnati, Ohio 45202 or by calling the Trust nationwide toll-free 800-282-1581.











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                       STATEMENT OF ADDITIONAL INFORMATION

                        Wells Family of Real Estate Funds
                            3885 Holcomb Bridge Road
                             Atlanta, Georgia 30092


THE TRUST..............................................................  3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..........................  3

INVESTMENT LIMITATIONS.................................................  5

TRUSTEES AND OFFICERS..................................................  7

THE INVESTMENT ADVISER.................................................  9

THE SUB-ADVISER........................................................ 10

THE UNDERWRITER........................................................ 11

DISTRIBUTION PLAN...................................................... 12

SECURITIES TRANSACTIONS................................................ 13

PORTFOLIO TURNOVER..................................................... 14

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE................... 15

OTHER PURCHASE INFORMATION............................................. 15

TAXES    .............................................................. 16

REDEMPTION IN KIND..................................................... 17

HISTORICAL PERFORMANCE INFORMATION..................................... 18

CUSTODIAN.............................................................. 20

AUDITORS .............................................................. 21

COUNTRYWIDE FUND SERVICES, INC......................................... 21

STATEMENT OF ASSETS AND LIABILITIES.................................... 22




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THE TRUST

         The Wells Family of Real Estate Funds was organized as an Ohio business trust on June 4, 1997. The Trust currently offers one series of shares to investors: the Wells S&P REIT Index Fund (the "Fund").

         Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Fund without his express consent.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

         A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objective, Investment Policies and Risk Considerations") appears below:

         MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

         REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

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         The majority of these transactions run day-to-day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

         DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities, as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of

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equivalent quality in the Adviser's assessment. Commercial Paper may include
Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

INVESTMENT LIMITATIONS

         The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.

         Under these fundamental limitations, the Fund MAY NOT:

(1) Issue senior securities, pledge its assets or borrow money, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(4) Make short sales of securities or maintain a short position, except short sales "against the box";

(5) Make loans of money or securities, except that the Fund may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicity distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities;


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(6)      Write, purchase or sell commodities, commodities contracts, futures contracts or related options;

(7) Invest more than 25% of its total assets in the securities of issuers in any particular industry (other than securities of the United States Government, its agencies or instrumentalities), except that the Fund will invest at least 25% of its assets in securities of issuers in the real estate industry;

(8) Invest for the purpose of exercising control or management of another issuer;

(9) Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(10) Invest in interests in real estate or real estate limited partnerships (although it may invest in real estate investment trusts and purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(11) Invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale and (b) repurchase agreements not terminable within seven days; or

(12) Purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of the total assets of the Fund to be invested in cash and cash items (including receivables), securities issued by the U.S. Government, its agencies or instrumentalities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

         Percentage restrictions stated as an investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

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         While the Fund has reserved the right to make short sales "against the box" (limitation number 4, above), the Sub-Adviser has no present intention of engaging in such transactions at this time or during the coming year.

TRUSTEES AND OFFICERS

         The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.
                                                            ESTIMATED ANNUAL
                                                              COMPENSATION
NAME                     AGE          POSITION HELD          FROM THE TRUST
----                     ---          -------------         ---------------
*Leo F. Wells III         53           President              $     0
                                       and Trustee
*Brian M. Conlon          39           Executive Vice
                                       President
                                       and Trustee                  0
+John L. Bell             57           Trustee                    1,000
+Richard W. Carpenter     60           Trustee                    1,000
+Walter W. Sessoms        63           Trustee                    1,000
Robert G. Dorsey          40           Vice President               0
Mark J. Seger             35           Treasurer                    0
John F. Splain            40           Secretary                    0

* Mr. Wells and Mr. Conlon, as affiliated persons of the Adviser and the Underwriter, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940
         Act.

+        Member of Audit Committee.

         The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

         LEO F. WELLS III, 3885 Holcomb Bridge Road, Atlanta, Georgia, is President and sole Director of Wells Capital, Inc. (a real estate company). In addition, he is President of Wells & Associates, Inc. (a real estate brokerage company). He is also the sole Director and President of Wells Management Company, Inc., a property management company he founded in 1983; Wells Advisers, Inc., a company he organized in 1991 to act as a non-bank custodian for IRAs; Wells Real Estate Funds, Inc., a company he organized in February, 1997 to act as a holding company for the Wells group of companies; and Wells Development Corporation, a company formed in April, 1997 to acquire and develop commercial real estate properties on behalf of the Wells Real Estate Funds and the Wells REIT. Mr. Wells holds a Bachelor of Business Administration degree in Economics from the University of Georgia. He is also a member of the International Association for Financial Planning and a registered NASD principal.

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         BRIAN M. CONLON, 3885 Holcomb Bridge Road, Atlanta, Georgia, is the
Executive Vice President and Chief Operating Officer of Wells Capital, Inc. Mr. Conlon joined Wells Capital in 1985 as a Regional Vice President, served as Vice President and National Marketing Director from 1991 until April, 1996, and as Executive Vice President from April, 1996 until February, 1997 when he assumed his current position. Mr. Conlon received a Bachelor of Business Administration degree from Georgia State University and a Master of Business Administration degree from the University of Dallas. Mr. Conlon is a member of the International Association for Financial Planning, a general securities principal, and a Georgia real estate broker. Mr. Conlon also holds the Certified Financial Planner (CFP) designation of the Certified Financial Planner Board of Standards, Inc. and the Certified Commercial Investment Member (CCIM) designation of the Commercial Investment Real Estate Institute.

         JOHN L. BELL, 800 Mount Vernon Highway, Suite 230, Atlanta, Georgia, is the General Partner of JB Family LLP (an investment firm). He is also the past owner and Chief Executive Officer of Bell-Mann, Inc. (a flooring company).

         RICHARD W. CARPENTER, 5570 Glenridge Drive, Atlanta, Georgia, is President and Director of the following business entities: Reamark Holdings, Corp.(a real estate company); Commonwealth Oil Refining Company (a terminal); Leisure Technology, Inc. (a real estate company); and Wyatt Energy, Inc. (a terminal). In addition, he is also the Managing Partner of Carpenter Properties LP (a real estate company) and a Director of TaraCorp (a manufacturing company). He also serves as a Director of First Liberty Financial Corp. and First Liberty Savings Bank.

         WALTER WOODROW SESSOMS, 5995 River Chase Circle, Atlanta, Georgia, is presently retired. He previously served as a Group President for BellSouth Telecommunications from December, 1991 through June 30, 1997.

         ROBERT G. DORSEY, 312 Walnut Street, Cincinnati, Ohio, is President and Treasurer of Countrywide Fund Services, Inc. (a registered transfer agent) and Treasurer of Countrywide Investments, Inc. (a registered broker-dealer and investment adviser) and Countrywide Financial Services, Inc. (a financial services company and parent of Countrywide Fund Services, Inc. and Countrywide Investments, Inc. and a wholly-owned subsidiary of Countrywide Credit Industries, Inc.). He is also Vice President of Brundage, Story and Rose Investment Trust, PRAGMA Investment Trust, Markman MultiFund Trust, Dean Family of Funds, The New York State Opportunity Funds, Lake Shore Family of Funds and Maplewood Investment Trust and Assistant Vice President of Interactive Investments, Schwartz Investment Trust, The Tuscarora Investment Trust, Williamsburg Investment Trust and The Gannett Welsh & Kotler Funds (all of which are registered investment companies).


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         MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio, is Vice
President of Countrywide Financial Services, Inc. and Countrywide Fund Services, Inc. He is also Treasurer of Countrywide Investment Trust, Countrywide Tax-Free Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Williamsburg Investment Trust, Dean Family of Funds, The New York State Opportunity Funds, Lake Shore Family of Funds and Maplewood Investment Trust and Assistant Treasurer of Interactive Investments, Schwartz Investment Trust, The Tuscarora Investment Trust and The Gannett Welsh & Kotler Funds.

         JOHN F. SPLAIN, 312 Walnut Street, Cincinnati, Ohio, is Secretary and General Counsel of Countrywide Fund Services, Inc., Countrywide Investments, Inc. and Countrywide Financial Services, Inc. He is also Secretary of Countrywide Investment Trust, Countrywide Tax-Free Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, Williamsburg Investment Trust, PRAGMA Investment Trust, Lake Shore Family of Funds and Maplewood Investment Trust and Assistant Secretary of Interactive Investments, Schwartz Investment Trust, Dean Family of Funds, The New York State Opportunity Funds and The Gannett Welsh & Kotler Funds.

         Each non-interested Trustee will receive a $250 fee for each Board meeting attended and will be reimbursed for travel and other expenses incurred in the performance of their duties.

THE INVESTMENT ADVISER

         Wells Asset Management, Inc. (the "Adviser") is the Fund's investment adviser. Leo F. Wells III is the controlling shareholder of the Adviser. Mr. Wells, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Mr. Wells is also the controlling shareholder of the Underwriter and a Trustee of the Trust.

         Under the terms of the advisory agreement between the Trust and the Adviser, the Adviser manages the Fund's investments. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .50% of its average daily net assets.

         The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Fund, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser

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bears promotional expenses in connection with the distribution of the Fund's shares to the extent that such expenses are not assumed by the Fund under their plan of distribution (see below). The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

         By its terms, the Trust's advisory agreement will remain in force until January 12, 2000 and from year to year thereafter, subject to annual approval by
(a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

THE SUB-ADVISER

         Gateway Investment Advisers, L.P. (the "Sub-Adviser") supervises the Fund's investments pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Sub-Adviser, the Adviser and the Trust.

         The Sub-Adviser is a Delaware limited partnership which has been managing assets for institutional and individual investors since December 15, 1995. Prior to that time, Gateway Investment Advisers, Inc. ("GIA") had provided investment management services to institutional and individual investors since its inception in June, 1977. The Sub-Adviser became the successor in interest to the assets, business and personnel of GIA. GIA is the general partner of the Sub-Adviser with a 76% ownership interest, while Alex. Brown Investments Incorporated ("ABII") is the sole limited partner with a 24% ownership interest. ABII is an affiliate of Alex. Brown Incorporated, a nationally known investment banking firm and registered broker/dealer located in Baltimore, Maryland. Walter
G. Sall, Chairman, and J. Patrick Rogers, President, together own of record and beneficially 99.85% of the outstanding shares of GIA and thereby control the Sub-Adviser.

         The Adviser (not the Fund) pays the Sub-Adviser a fee computed and accrued daily and paid monthly at an annual rate of .15% of the value of the Fund's average daily net assets up to $100,000,000, .10% of such assets from $100,000,000 to $200,000,000 and .07% of such assets in excess of $200,000,000;
provided, however, that the minimum fee is $3,000 per month. The Sub-Adviser will waive its fees for the first three months of the Fund's operations.

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         By its terms, the Sub-Advisory Agreement will remain in force until
January 12, 2000 and from year to year thereafter, subject to annual approval by
(a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser or Sub-Adviser. The Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

THE UNDERWRITER

         Wells Investment Securities, Inc. (the "Underwriter") is the principal underwriter of the Fund and, as such, is the exclusive agent for distribution of shares of the Fund. The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

         The Underwriter currently allows concessions to dealers who sell shares of the Fund. The Underwriter receives that portion of the initial sales load which is not reallowed to the dealers who sell shares of the Fund. The Underwriter retains the entire sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

         The Fund may compensate dealers, including the Underwriter and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plan" below.

         By its terms, the Trust's underwriting agreement will remain in force until January 12, 2000 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's underwriting agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The underwriting agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.



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DISTRIBUTION PLAN

         As stated in the Prospectus, the Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in the distribution and promotion of its shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to the Underwriter and its affiliates or to securities dealers or other firms who have executed a distribution or service agreement with the Underwriter. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of the Fund.

         The continuance of the Plan must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan (the "Rule 12b-1 Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Rule 12b-1 Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund. In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Rule 12b-1 Trustees.

         In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Rule 12b-1 Trustees during such period.

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SECURITIES TRANSACTIONS

         Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Sub-Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Sub-Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Sub-Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         Generally, the Fund attempts to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Fund may be purchased directly from the issuer.

         The Sub-Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Sub-Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

         Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Sub-Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Sub-Adviser in servicing all of its accounts and not all such services may be used by the Sub-Adviser in connection with the Fund.

         The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Sub-Adviser and other affiliates of the Trust or the Sub-Adviser may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Fund

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will not effect any brokerage transactions in its portfolio securities with the
Sub-Adviser if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Adviser nor the Sub-Adviser, nor affiliates of the Trust, the Adviser, or the Sub-Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with other brokers.

         CODE OF ETHICS. The Trust, the Adviser and the Sub-Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser and the Sub-Adviser and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser and the Sub-Adviser. The Code requires that all employees of the Adviser and the Sub-Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by the Fund. The substantive restrictions applicable to investment personnel of the Adviser and the Sub-Adviser include a ban on acquiring any securities in an initial public offering and a prohibition from profiting on short-term trading in securities. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser and the Sub-Adviser within periods of trading by the Fund in the same (or equivalent) security.

PORTFOLIO TURNOVER

         The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. The Sub-Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

         Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon cash flows into and out of the Fund, changes in the S&P REIT Index and market and other conditions, and it will not be a limiting factor when the Sub-Adviser believes that portfolio changes are appropriate.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

         The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Calculation of Share Price and Public Offering Price" in the Prospectus.

OTHER PURCHASE INFORMATION

         The Prospectus describes generally how to purchase shares of the Fund. Additional information with respect to certain types of purchases of shares of the Fund is set forth below.

         RIGHT OF ACCUMULATION. A "purchaser" (as defined in the Prospectus) of shares of the Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing Fund shares with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify Countrywide Fund Services, Inc. (the "Transfer Agent") that an investment qualifies for a reduced sales load. The reduced sales load will be granted upon confirmation of the purchaser's holdings by the Fund.

         LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined in the Prospectus) of shares of the Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest in the Fund within a thirteen month period a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent.

Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

         The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

         A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales load). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

         OTHER INFORMATION. The Trust does not impose a sales load or imposes a reduced sales load in connection with purchases of shares of the Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load" or "Purchases at Net Asset Value" sections in the Prospectus because such purchases require minimal sales effort by the Adviser. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.

TAXES

         The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

         The Fund intends to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

         A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

         The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND

         Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any ninety day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION

         From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                P (1 + T)n = ERV
Where:

P   =       a hypothetical initial payment of $1,000
T   =       average annual total return
n   =       number of years
ERV =       ending redeemable value of a hypothetical $1,000
            payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

         The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum initial sales load from the initial $1,000 payment. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable initial sales load which, if included, would reduce total return. A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable initial sales load or over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

         From time to time, the Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                    Yield = 2[(a-b/cd + 1)6 - 1]
Where:

a =   dividends and interest earned during the period
b =   expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =   the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

         The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

         Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

         From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

CUSTODIAN

         Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, has been retained to act as Custodian for the Fund's investments. Star Bank, N.A. acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS

         The firm of Arthur Andersen LLP has been selected as independent public accountants for the Trust for the fiscal year ending December 31, 1998. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Funds as to certain accounting matters.

COUNTRYWIDE FUND SERVICES, INC.

         The Trust has retained Countrywide Fund Services, Inc. (the "Transfer Agent") to act as its transfer agent. The Transfer Agent is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Transfer Agent maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Transfer Agent receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,200 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

         The Transfer Agent also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Transfer Agent to perform its duties, the Fund pays the Transfer Agent a fee in accordance with the following schedule:

          AVERAGE MONTHLY NET ASSETS                  MONTHLY FEE
         $          0 - $ 50,000,000                    $2,000
         $ 50,000,000 -  100,000,000                    $2,500
         $100,000,000 -  200,000,000                    $3,000
         $200,000,000 -  300,000,000                    $4,000
                 Over -  300,000,000                    $5,000 + .001%
                                                        of average monthly
                                                        net assets.

In addition, the Fund pays all costs of external pricing services.

         The Transfer Agent also provides administrative services to the Fund. In this capacity, the Transfer Agent supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Transfer Agent supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays the Transfer Agent a fee at the annual rate of .15% of the average value of its daily net assets up to $50,000,000, .125% of such assets from $50,000,000 to $100,000,000 and .1% of such assets in excess of $100,000,000, provided, however, that the minimum fee is $1,000 per month.

STATEMENT OF ASSETS AND LIABILITIES

         The Fund's Statement of Assets and Liabilities as of December 22, 1997, which has been audited by Arthur Andersen LLP, is attached to this Statement of Additional Information.

                            WELLS S&P REIT INDEX FUND

               (A Series of the Wells Family of Real Estate Funds)

                       STATEMENT OF ASSETS AND LIABILITIES

                                      AS OF

                                DECEMBER 22, 1997

                                  TOGETHER WITH

                                AUDITORS' REPORT

                              ARTHUR ANDERSEN LLP

                    Report of Independent Public Accountants
                    ----------------------------------------


To the Trustees and Shareholder of
         The Wells S&P REIT Index Fund:

     We have audited the accompanying statement of assets and liabilites of The Wells S&P REIT Index Fund as of December 22, 1997. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of The Wells S&P REIT Index Fund as of December 22, 1997 in conformity with generally accepted accounting principles.


                                                 /s/ Arthur Andersen LLP


Cincinnati, Ohio
         December 23, 1997

                            WELLS S&P REIT INDEX FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                             AS OF DECEMBER 22, 1997

ASSETS:
Cash                                                   $    100,000
Organization costs (Note 2)                                  36,000
                                                       ------------
   TOTAL ASSETS                                        $    136,000
                                                       ------------

LIABILITIES
Accrued expenses (Note 2)                                    36,000
                                                       ------------
   TOTAL LIABILITIES                                         36,000
                                                       ------------

NET ASSETS FOR SHARES OF
   BENEFICIAL INTEREST OUTSTANDING                     $    100,000
                                                       ============

SHARES OUTSTANDING                                           10,000
                                                       ============

NET ASSET VALUE PER SHARE                              $      10.00
                                                       ============

The accompanying notes are an integral part of this statement.

                            WELLS S&P REIT INDEX FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                             AS OF DECEMBER 22, 1997

(1) The Wells S&P REIT Index Fund (the Fund) is a diversified series of the Wells Family of Real Estate Funds, an open-end investment company established as an Ohio business trust under a Declaration of Trust dated June 4, 1997. The Fund has had no operations except for the initial issuance of shares. On December 23, 1997, 10,000 shares of the Fund were issued for cash at $10.00 per share.

(2) Expenses incurred in connection with the organization of the Fund and the initial offering of shares are estimated to be $36,000, which includes $30,000 paid to Countrywide Fund Services, Inc., the Fund's administrator. These expenses have been paid by Wells Asset Management, Inc. (the Adviser). Upon commencement of the public offering of shares of the Fund, the Fund will reimburse the Adviser for such expenses, with that amount being capitalized and amortized on a straight- line basis over five years. As of December 22, 1997, all outstanding shares of the Fund were held by an affiliate of the Adviser, who purchased these initial shares in order to provide the Trust with its required capital. In the event the initial shares of the Fund are redeemed below the required minimum initial capitalization of $100,000 by any holder thereof at any time prior to the complete amortization of organizational expenses, the redemption proceeds payable with respect to such shares will be reduced by the pro rata share (based upon the portion of the shares redeemed in relation to the required minimum initial capitalization) of the unamortized deferred organizational expenses as of the date of such redemption.

(3) Reference is made to the Prospectus and this Statement of Additional Information for a description of the Advisory Agreement, the Sub-Advisory Agreement, the Underwriting Agreement, the Distribution Expense Plan, the Administration Agreement, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.